SECURITY NATIONAL FINANCIAL CORPORATION
                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                         To Be Held on October 16, 2000

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on October 16, 2000, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, or at any adjournment or postponements thereof (the "Annual Meeting"). The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (three nominees to be elected by the Class A common stockholders voting separately as a class and six nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld. A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy. This Proxy Statement and accompanying Proxy Card were mailed to stockholders on or about September 5, 2000.

     Your vote is important. Please complete and return the Proxy Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

     If a shareholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

     The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year; (2) To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2000; (3) to adopt the 2000 Stock Option Plan for the outside Board of Directors; and (4) any other business as may properly come before the Annual Meeting.

                                VOTING SECURITIES

     Only holders of record of Common Stock at the close of business on September 1, 2000, will be entitled to vote at the Annual Meeting. As of July 31, 2000, there were issued and outstanding 3,689,893 shares of Class A Common Stock, $2.00 par value per share, and 5,488,312 shares of Class C Common Stock $.20 par value per share resulting in a total of 9,178,205 shares of both Class A and Class C Common Stock outstanding. A majority of the outstanding shares (4,589,104) of Class A and Class C Common Stock will constitute a quorum for the transaction of business at the meeting.

     The holders of each class of Common Stock of the Company are entitled to one vote per share. Cumulative voting is not permitted in the election of directors.

                     SECURITY NATIONAL FINANCIAL CORPORATION

                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123


                                September 5, 2000







Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company") to be held on October 16, 2000, at 11:30 a.m., Mountain Daylight Time, at 5300 South 360 West, Suite 250, Salt Lake City, Utah.

     The matters to be addressed at the meeting will include (1) the election of nine directors; (2) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2000; (3) to adopt the 2000 Stock Option Plan for the outside Board of Directors; and (4) report on the business activities of the Company and answer any stockholder questions.

     Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

     Thank you for your support of Security National Financial Corporation. We look forward to seeing you at the Annual Stockholders Meeting.

                                        Sincerely yours,

                                        SECURITY NATIONAL
                                        FINANCIAL CORPORATION


                                        George R. Quist,
                                        Chairman of the Board, President,
                                        and Chief Executive Officer

                     SECURITY NATIONAL FINANCIAL CORPORATION

                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company"), a Utah corporation, will be held on October 16, 2000, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, to consider and act upon the following:

          1. To elect a Board of Directors consisting of nine directors (three directors to be elected exclusively by the Class A common stockholders voting separately as a class and the remaining six directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

          2. To approve the adoption of the 2000 Director Stock Option Plan for the outside Directors and to reserve 50,000 shares of Common Stock for issuance thereunder;

          3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2000;

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on September 1, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. A PROXY STATEMENT AND PROXY CARD ARE ENCLOSED HEREWITH. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               By order of the Board of Directors,


                               William C. Sargent
                               Senior Vice President and Secretary




Salt Lake City, Utah, September 5, 2000

     The Company's Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors. The Class A common stockholders voting separately as a class will be entitled to vote for three of the nine directors to be elected (the nominees to be voted upon by the Class A stockholders separately consist of Messrs. Charles L. Crittenden, George R. Quist and Norman H. Wilbur).

     The remaining six directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of Messrs. Robert G. Hunter, Sherman B. Lowe, R.A.F. McCormick, H. Craig Moody, Scott M. Quist and William C. Sargent). For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together, one vote per share. Class A common stockholders will receive a different form of Proxy than the Class C common stockholders.

                              ELECTION OF DIRECTORS

                                   Proposal 1

     There are three committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, and the Executive Committee. The Board of Directors does not have a Nominating Committee.

     The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contribution under the 401(k) Retirement Savings Plan, granting of options under the stock option plans, and creating other employee compensation plans. The Compensation Committee consists of Messrs. Charles L. Crittenden, Sherman B. Lowe, Norman G. Wilbur, and George R. Quist. During 1999, the Compensation Committee met on two occasions.

     The Audit Committee directs the auditing activities of the Company's internal auditors and outside public accounting firm and approves the services of the outside public accounting firm. The Audit Committee consists of Messrs. Charles L. Crittenden, Sherman B. Lowe, H. Craig Moody, and Norman G. Wilbur. During 1999, the Audit Committee met on two occasions.

     The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Messrs. George R. Quist, Scott M. Quist, William C. Sargent, and H. Craig Moody. During 1999, the Executive Committee met on two occasions.

     During 1999, there were six meetings of the Company's Board of Directors.

     The Company's Bylaws provide that the Board of Directors shall consist of not less than three nor more than eleven members. The term of office of each director is for a period of one year or until the election and qualification of his successor. A director is not required to be a resident of the State of Utah but must be a stockholder of the Company.

     The size of the Board of Directors of the Company for the coming year is nine members. Unless authority is withheld by your Proxy, it is intended that the Common Stock represented by your Proxy will be voted for the respective nominees listed below. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director. There is no family relationship between or among any of the nominees, except that Scott M. Quist is the son of George R. Quist.

The Nominees

The nominees to be elected by the holders of Class A Common Stock are as follows:

    Name              Age    Director Since    Position(s) with the Company
Charles L. Crittenden  80    October 1979     Director
George R. Quist        79    October 1979     Chairman of the Board, President,
                                                and Chief Executive Officer
Norman G. Wilbur       61    October 1998     Director

     The nominees for election by the holders of Class A and Class C Common Stock, voting together, are as follows:

  Name             Age     Director Since        Position(s) with the Company
--------          -----    ---------------       -----------------------------
Robert G. Hunter    40     October 1998          Director
Sherman B. Lowe     85     October 1979          Director
R.A.F. McCormick    86     October 1979          Director
H. Craig Moody      46     September 1995        Director
Scott M. Quist      46     May 1986              First Vice President,
                                                   General Counsel, Treasurer
                                                   and Director
William C. Sargent  71     February 1980         Senior Vice President,
                                                   Secretary and Director


     The following is a description of the business experience of each of the nominees and directors.

     George R. Quist has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since October 1979. Mr. Quist is also
Chairman of the Board, President and Chief Executive Officer of Southern Security Life Insurance Company and has served in these positions since December 1998. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. Mr. Quist also served from 1981 to 1982 as the President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board. Mr. Quist also served on the Board of Directors of the National Alliance of Life Companies from 1992 to 1996.

     William C. Sargent has been Senior Vice President of the Company since 1980, Secretary since October 1993, and a director since February 1980. Prior to that time, he was employed by Security National Life as a salesman and agency superintendent. Mr. Sargent is also Senior Vice President, Secretary and a director of Southern Security Life Insurance Company and has served in these positions since December 1998.

     Scott M. Quist has been the Company's General Counsel since 1982, First Vice President since December 1990, Treasurer since October 1993, and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991 he was a director of The National Association of Life Companies, a trade association of 642 insurance companies and its Treasurer until its merger with the American Council of Life Companies in 1991. Mr. Quist is a past member of the Board of Governors of the Forum 500 Section (representing small companies) of the American Counsel of Life Insurance. Mr. Quist is the past President of the Utah Life Convention and past General Council of the Utah Funeral Directors' Association. Mr. Quist has also been a director since November 1993 of Key Bank of Utah, and is currently president of the National Alliance of Life Companies, an industry trade association. Mr Quist is also First Vice President, Treasurer, General Counsel and a director of Southern Security Life Insurance Company and has served in these positions since December 1998.

     Charles L. Crittenden has been a director of the Company since October 1979. Mr. Crittenden is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

     Robert G. Hunter, M.D. has been a director of the Company since October 1998. Dr. Hunter is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Dr. Hunter is currently a practicing physician in private practice. He received a B.S. degree from the University of Utah in 1982 and an M.D. degree from the University of Utah in 1987, and served his Internship in General Surgery at the University of Texas Health Science Center at San Antonio. Dr. Hunter created the State Wide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is Chairman of Surgery at Cottonwood Hospital, a delegate to the Utah Medical Association and a delegate representing Utah to the American Medical Association, and a member of several medical advisory boards.

     Sherman B. Lowe has been a director of the Company since October 1979. Mr. Lowe is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Lowe was President and Manager of Lowe's Pharmacy located in Salt Lake City, Utah for over 30 years. He is now retired. He is an owner of Burton-Lowe Ranches, a general partnership.

     R.A.F. McCormick has been a director of the Company since October 1979. Mr. McCormick is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. He is a past Vice President of Sales of Clover Club Foods, a food processing company. He is now retired.

     H. Craig Moody has been a director of the Company since September 1995. Mr. Moody is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and Majority Leader of the House of Representatives of the State of Utah.

     Norman G. Wilbur has been a director of the Company since October 1998. Mr. Wilbur is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Wilbur worked for the regional offices of J.C. Penney Co., Inc., in budgeting and analysis. His positions with J.C. Penney Co., Inc., included Manager of Planning and Reporting. After 36 years with J.C. Penney's, Mr. Wilbur took an option of an early retirement in 1997. He is a past board member of a homeless organization in Plano, Texas.

Executive Officers

     The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for the first three individuals are set forth above):

     Name             Age                        Title
----------------     ------            ----------------------
George R. Quist1       79      Chairman of the Board, President and Chief
                                 Executive Officer

Scott M. Quist1        46      First Vice President, General Counsel and
                                  Treasurer

William C. Sargent     71      Senior Vice President and Secretary

     1George R. Quist is the father of Scott M. Quist.

     The Board of Directors of the Company has a written procedure which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees which is in conflict or may be in conflict with the interests of the Company.

     No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 1999 or 1998 other than employment arrangements or as described above, and the loan made to George R. Quist on April 29, 1998.

     Each of the directors of the Company are directors of Southern Security Life Insurance Company, which has a class of equity securities registered under the Securities Exchange Act of 1934, as amended. In addition, Scott M. Quist is a director of Key Bank of Utah.

     All directors of the Company hold office until the next annual meeting of stockholders, or until their successors have been elected and qualified, or until their earlier resignation or removal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information of the Company's Class A and Class C Common Stock as of July 31, 2000, (i) for persons who own beneficially more than 5% of the Company's outstanding Class A or Class C Common Stock, (ii) each director of the Company, and (iii) for all executive officers and directors of the Company as a group.



                                                      Class A                  Class C              Class A and Class C
                                                   Common Stock              Common Stock              Common Stock
                                               Amount                    Amount                     Amount
Name and Address of                         Beneficially   Percent    Beneficially    Percent    Beneficially   Percent
Beneficial Owner                                Owned     of Class        Owned      of Class        Owned     of Class
---------------------                      -----------   ----------   ------------- ----------   ------------- ---------

George R. Quist (1)(2)
4491 Wander Lane
Salt Lake City, Utah 84124                   142,627      3.9%         223,104      4.1%            365,731      4.0%

George R. and Shirley C
Quist Family
Partnership, Ltd.(6)
4491 Wander Lane
Salt Lake City, Utah 84124                   327,371      8.9%       2,629,242     47.9%          2,956,613     32.2%

Employee Stock
Ownership Plan (4)
5300 S. 360 W., Suite 250
Salt Lake City, Utah 84123                   614,190     16.6%       1,216,848     22.2%          1,831,038     19.9%

William C. Sargent (1)(2)(3)
4974 Holladay Blvd
Salt Lake City, Utah 84117                    94,830      2.6%         300,075      5.5%            394,905      4.3%

Scott M. Quist (3)
7 Wanderwood Way
Sandy, Utah 84092                             99,870      2.7%          69,672      1.3%            169,542      1.8%

Charles L. Crittenden
248 - 24th Street
Ogden, Utah 84404                              1,643       *           187,752      3.4%            189,395      2.0%

Sherman B. Lowe (3)
2197 South 2100 East
Salt Lake City, Utah 84109                    22,318       *           205,187      3.7%            227,505      2.5%

R.A.F. McCormick (1)
400 East Crestwood Road
Kaysville, Utah 84037                         10,883       *           107,051      2.0%            117,934      1.3%



                                                      Class A                  Class C              Class A and Class C
                                                   Common Stock              Common Stock              Common Stock
                                               Amount                    Amount                     Amount
Name and Address of                         Beneficially   Percent    Beneficially    Percent    Beneficially   Percent
Beneficial Owner                                Owned     of Class        Owned      of Class        Owned     of Class
---------------------                       ------------  --------     ------------  ---------   -------------  --------

H. Craig Moody
1782 East Faunsdale Dr.
Sandy, Utah 84092                                  588        *              -0-         *              588        *

Norman G. Wilbur
2520 Horseman Drive
Plano, Texas 75025                                 840        *              -0-         *              840        *

Robert G. Hunter
#2 Ravenwood Lane
Sandy, Utah 84092                                  648        *              -0-         *              648        *

Associated Investors (5)
5300 S. 360 W. Suite 250
Salt Lake City, Utah 84123                      83,214      2.3%           513,688     9.4%         596,902      6.5%

All directors and
executive officers
(9 persons)                                    784,832     21.3%         3,722,083    67.8%       4,423,701     48.2%

 *   Less than one percent

          (1) Does not include 614,190 shares of Class A Common Stock and 1,216,848 shares of Class C Common Stock owned by the Company's Employee Stock Ownership Plan (ESOP), of which George R. Quist, William C. Sargent and R.A.F. McCormick are the trustees and accordingly, exercise shared voting and investment powers with respect to such shares.

          (2) Does not include 83,214 shares of Class A Common Stock and 513,688 shares of Class C Common Stock owned by Associated Investors, a Utah general partnership, of which these individuals are the managing partners and, accordingly, exercise shared voting and investment powers with respect to such shares.

          (3) Does not include 90,567 shares of Class A Common Stock owned by the Company's 401(k) Retirement Savings Plan, of which William C. Sargent, Scott M. Quist and George R. Quist are members of the Investment Committee and accordingly, exercise shared voting and investment powers with respect to such shares.

          (4) The trustees of the Employee Stock Ownership Plan (ESOP) are George R. Quist, William C. Sargent and R.A.F. McCormick, who exercise shared voting and investment powers.

          (5) The managing partners of Associated Investors are George R. Quist and William C. Sargent, who exercise shared voting and investment powers.

          (6) This stock is owned by the George R. and Shirley C. Quist Family Partnership, Ltd., of which Mr. Quist is the general partner.

     The Company's officers and directors, as a group, own beneficially approximately 48.2% of the outstanding shares of the Company's Class A and Class C Common Stock.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

     The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, the Company's President and Chief Executive Officer, and all other executive officers (collectively, the "Named Executive Officers') at December 31, 1999, whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 1999.


                                                Summary Compensation Table
                                       Annual Compensation                              Long-Term  Compensation
                                                                                  Awards                              Payouts
                                                              Other
                                                             Annual       Restricted    Securities      Long-Term   All Other
                                                             Compen-        Stock      Underlying      Incentive   Compensa-
Name and Principal Position   Year    Salary($)  Bonus($)    sation($)(2)   Awards($)  Options/SARs(#)   Payout($)  tion($)(3)
---------------------------  -----    ---------  --------   ----------      ---------  ---------------  ---------- -------------

George R. Quist (1)
  Chairman of the Board,      1999   $147,204    $20,200      $2,400        $0            50,000             0      $20,247
   President and Chief        1998    137,454     20,200       2,400         0            50,000             0       12,084
  Executive Officer           1997    118,508     16,833       2,400         0            50,000             0       11,094

William C. Sargent
  Senior Vice President,      1999    148,058     17,325       4,500         0            45,000             0       16,879
  Secretary and               1998    130,329     17,325       4,500         0            45,000             0        5,286
  Director                    1997    108,685     16,500       4,500         0            45,000             0        5,224

Scott M. Quist (1)
  First Vice President,       1999    134,200     18,770       7,200         0            45,000             0       15,201
  General Counsel             1998    119,025     18,770       7,200         0            35,000             0        7,257
  Treasurer and Director      1997    103,215     17,875       7,200         0            35,000             0        6,490


          (1) George R. Quist is the father of Scott M. Quist.

          (2) The amounts indicated under "Other Annual Compensation" for 1999 consist of payments related to the operation of automobiles by the Named Executive Officers. However, such payments do not include the furnishing of an automobile by the Company to George R. Quist, William C. Sargent and Scott M. Quist nor the payment of insurance and property taxes with respect to the automobiles operated by the Named Executive Officers.

          (3) The amounts indicated under "All Other Compensation" for 1999 consist of (a) amounts contributed by the Company into a trust for the benefit of the Named Executive Officers under the Employee Stock Ownership Plan (for fiscal 1999, such amounts were: George R. Quist, $2,721; William
     C. Sargent, $2,953; and Scott M. Quist, $2,648); (b) matching contributions made by the Company pursuant to the 401(k) Retirement Savings Plan in which all matching contributions are invested in the Company's Class A Common Stock (for fiscal 1999, such amounts were: George R. Quist, $-0-; William
     C. Sargent, $-0-; and Scott M. Quist, $-0-); (c) profit sharing contributions made by the Company pursuant to the 401(k) Retirement Savings Plan (for fiscal 1999, such amounts were George R. Quist, $12,245; William
     C. Sargent, $13,289; and Scott M. Quist, $11,916); (d) insurance premiums paid by the Company with respect to a group life insurance plan for the benefit of the Named Executive Officers (for fiscal 1999, $1,911 was paid for all Named Executive Officers as a group, or $637 each for George R. Quist, William C. Sargent and Scott M. Quist); and (e) life insurance premiums paid by the Company for the benefit of the family of George R. Quist ($4,644). The amounts under "All Other Compensation" do not include the no interest loan in the amount of $172,000 that the Company made to George R. Quist on April 29, 1998, to exercise stock options.

     The following table sets forth information concerning the exercise of options to acquire shares of the Company's Common Stock by the Named Executive Officers during the fiscal year ended December 31, 1999, as well as the aggregate number and value of unexercised options held by the Named Executive Officers on December 31, 1999.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values


                                                          Number of Securities Underlying        Value of Unexercised
                                                             Unexercised Options/SARs        In-the-Money Options/SARs at
                                                              at December 31, 1999(#)            December 31, 1999($)
                     Shares Acquired          Value
Name                  on Exercise(#)      Realized ($)      Exercisable     Unexercisable     Exercisable    Unexercisable
----------------      --------------      ------------      -----------     -------------     ------------   --------------

George R. Quist             0                 0               165,506             0              $25,313           0
William C. Sargent          0                 0               237,000             0              136,682           0
Scott M. Quist              0                 0               126,355             0               37,246           0


Retirement Plans

     George R. Quist, who has been Chairman, President and Chief Executive Officer of the Company since 1979, has a Deferred Compensation Agreement, dated December 8, 1988, with the Company (the "Compensation Agreement"). This Compensation Agreement provides upon Mr. Quist's retirement, the Company shall pay him $50,000 per year as an annual retirement benefit for a period of 10 years from the date of retirement; and upon his death, the remainder of such annual payments shall be payable to his designated beneficiary.

     The Compensation Agreement further provides that the Board of Directors may elect to pay the entire amount of deferred compensation in the form of a single lump-sum payment or other installment payments, so long as the term of such payments do not exceed 10 years. However, in the event Mr. Quist's employment with the Company is terminated for any reason other than retirement, death or disability, the entire deferred compensation shall be forfeited by him.

     William C. Sargent, who has been Senior Vice President of the Company since 1980, has a Deferred Compensation Agreement dated April 15, 1994, with the Company (the "Compensation Agreement"). This Compensation Agreement provides upon Mr. Sargent's retirement, the Company shall pay him $50,000 per year as an annual retirement benefit for a period of 10 years from the date of retirement; and upon his death, the remainder of such annual payments shall be payable to his designated beneficiary.

     The Compensation Agreement further provides that the Board of Directors may elect to pay the entire amount of deferred compensation in the form of a single lump-sum payment or other installment payments, so long as the term of such payments do not exceed 10 years. However, in the event Mr. Sargent's employment with the Company is terminated for any reason other than retirement, death or disability, the entire deferred compensation shall be forfeited by him.

Employment Agreement

     The Company maintains an employment agreement with Scott M. Quist. The agreement, which has a five-year term, was entered into in 1996, and renewed in 1997. Under the terms of the agreement, Mr. Quist is to devote his full time to the Company serving as the First Vice President, General Counsel, and Treasurer at not less than his current salary and benefits, and to include $500,000 of life insurance protection. In the event of disability, Mr. Quist's salary would be continued for up to 5 years at 50% of its current level. In the event of a sale or merger of the Company, and Mr. Quist were not retained in his current position, the Company would be obligated to continue Mr. Quist's current compensation and benefits for seven years following the merger or sale.

Director Compensation

     Directors of the Company (but not including directors who are employees) are paid a director's fee of $8,400 per year by the Company for their services and are reimbursed for their expenses in attending board and committee meetings. No additional fees are paid by the Company for committee participation or special assignments.

Employee 401(k) Retirement Savings Plan

     In 1995, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) Plan, effective as of January 1, 1995, the Company may make discretionary employer matching contributions to its employees who choose to participate in the Plan. The Plan allows the board to determine the amount of the contribution at the end of each year. The Board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 50% of the participating employee's contribution to the Plan to purchase Company stock up to a maximum discretionary employee contribution of 1/2% of a participating employee's compensation, as defined by the Plan.

     All persons who have completed at least one year's service with the Company and satisfy other plan requirements are eligible to participate in the 401(k) Plan. All Company matching contributions are invested in the Company's Class A Common Stock. The Company's matching contributions for 1999, 1998, 1997 and 1996 were approximately $3,858, $7,000, $-0-, and $50,000, respectively. The Employer Profit Sharing Contribution shall be divided among three different classes of participants in the Plan based upon the participant's title in the Company. In 1999 the Company contributed $130,958 to the Plan. There were no contributions made in 1998 or 1997. All amounts contributed to the Plan are deposited into a trust fund administered by an independent trustee. The investment committee under the 401(k) Plan are Messrs. George R. Quist, Scott M. Quist and William C. Sargent.

Employee Stock Ownership Plan

     Effective January 1, 1980, the Company adopted an employee stock ownership plan (the "Ownership Plan") for the benefit of career employees of the Company and its subsidiaries. The following is a description of the Ownership Plan, and is qualified in its entirety by the Ownership Plan, a copy of which is available for inspection at the Company's offices.

     Under the Ownership Plan, the Company has discretionary power to make contributions on behalf of all eligible employees into a trust created under the Ownership Plan. Employees become eligible to participate in the Ownership Plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the employee completes at least 1,040 hours of service). The Company's contributions under the Ownership Plan are allocated to eligible employees on the same ratio that each eligible employee's compensation bears to total compensation for all eligible employees during each year. To date, the Ownership Plan has approximately 107 participants and had contributions payable to the Plan in 1999 of $56,277. Benefits under the Ownership Plan vest as follows: 20% after the third year of eligible service by an employee, an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee.

     Benefits under the Ownership Plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the Company and demonstrates financial hardship. The Ownership Plan Committee, however, retains discretion to determine the final method of payment. Finally, the Company reserves the right to amend or terminate the Ownership Plan at any time. The trustees of the trust fund under the Ownership Plan are Messrs. R.A.F. McCormick, George R. Quist, and William C. Sargent, all directors of the Company.

1987 Incentive Stock Option Plan

     In 1987, the Company adopted the 1987 Incentive Stock Option Plan (the 1987
Plan). The 1987 Plan provides that shares of the Class A Common Stock of the Company may be optioned to certain officers and key employees of the Company. The Plan establishes a Stock Option Plan Committee which selects the employees to whom the options will be granted and determines the price of the stock. The Plan establishes the minimum purchase price of the stock at an amount which is not less than 100% of the fair market value of the stock (110% for employees owning more than 10% of the total combined voting power of all classes of stock).

     The Plan provides that if additional shares of Class A Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Class A Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Class A Common Stock reserved for the purpose of the Plan shall be increased by the same proportion. In the event that the shares of Class A Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Class A Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Class A Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion.

     The Plan terminated in 1997 and options granted are non-transferable. The Plan also includes a Stock Appreciation Right which permits the holder of the option to elect to receive cash, amounting to the difference between the option price and the fair market value of the stock at the time of the exercise, or a lesser amount of stock without payment, upon exercise of the option.

1993 Stock Option Plan

     On June 21, 1993, the Company adopted the Security National Financial Corporation 1993 Stock Incentive Plan (the "1993 Plan"), which reserves shares of Class A Common Stock for issuance thereunder. The 1993 Plan was approved at the annual meeting of the stockholders held on June 21, 1993. The 1993 Plan allows the Company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.

     The 1993 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company. Both "incentive stock options," as defined under Section 422A of the Internal Revenue Code of 1986 (the "Code"), and "non-qualified options" may be granted pursuant to the 1993 Plan. The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Company's Board of Directors. The options granted under the 1993 Plan were to reward certain officers and key employees who have been employed by the Company for a number of years and to help the Company retain these officers by providing them with an additional incentive to contribute to the success of the Company.

     The 1993 Plan is to be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales effected under the 1993 Plan are to be determined by the Board of Directors or its committee. The Plan provides that if the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. No options may be exercised for a term of more than ten years from the date of grant.

     Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 1993 Plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company's Board of Directors.

     The 1993 Plan has a term of ten years. The Board of Directors may amend or terminate the 1993 Plan at any time, subject to approval of certain modifications to the 1993 Plan by the shareholders of the Company as may be required by law or the 1993 Plan. On November 7, 1996, the Company amended the Articles of Incorporation as follows: (i) to increase the number of shares of Class A Common Stock reserved for issuance under the Plan from 300,000 Class A shares to 600,000 Class A shares; and (ii) to provide that the stock subject to options, awards and purchases may include Class C common stock.

     On October 14, 1999, the Company amended the 1993 Plan to increase the number of shares of Class A Common Stock reserved for issuance under the plan from 746,126 Class A shares to 1,046,126 Class A shares.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file reports of ownership and reports of changes of the Company's Common Stock. For fiscal 1999, Charles L. Crittenden, a director of the Company, through an oversight, filed one late stock purchase transaction report covering four transactions; Dr. Robert G. Hunter, a director of the Company, through an oversight, filed one late stock purchase transaction report covering one transaction; and Norman G. Wilbur, a director of the Company, through an oversight, filed one late stock purchase transaction report covering five transactions.

                   APPROVAL OF 2000 DIRECTOR STOCK OPTION PLAN

                                   Proposal 2

     On July 12, 2000, the Board of Directors adopted the 2000 Directors Stock Option Plan (the "Director Plan") effective November 1, 2000, and subject to the approval by the stockholders. The Director Plan provides for the grant by the Company of options to purchase up to an aggregate of 50,000 shares of Common Stock for issuance thereunder. The Director Plan provides that each member of the Company's Board of Directors who is not an employee or paid consultant of the Company automatically is eligible to receive options to purchase the Company's Common Stock under the Director Plan.

     Effective as of November 1, 2000, and on each anniversary date thereof during the term of the Director Plan, each outside director shall automatically receive an option to purchase 1,000 shares of Common Stock. In addition, each new outside director who shall first join the Board after the effective date shall be granted an option to purchase 1,000 shares upon the date which such person first becomes an outside director and an annual grant of an option to purchase 1,000 shares on each anniversary date thereof during the term of the Director Plan. The options granted to outside directors shall vest in their entirety on the first anniversary date of the grant. The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

     In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets or other change in control transaction involving the Company, each option becomes exercisable in full, unless such option is assumed by the successor corporation. In the event the transaction is not approved by a majority of the "Continuing Directors" (as defined in the Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

     The Board of Directors recommends that stockholders vote "FOR" adoption of the 2000 Director Stock Option Plan and the reservation of 50,000 shares of Common Stock for insurance thereunder.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   Proposal 3

     The independent public accounting firm of Tanner + Co. has been the Company's independent accountants since December 31, 1999. The Audit Committee has recommended and the Board of Directors has appointed Tanner + Co. for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. It is anticipated that representatives of Tanner + Co. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal year ending December 31, 2000.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     You are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 1999. The annual report is incorporated in this Proxy Statement and is not to be considered part of the soliciting material. The Company will provide, without charge to each stockholder upon written request, a copy of the Company's Annual Report Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1999. Such requests should be directed to Mr. William C. Sargent, Senior Vice President and Secretary, at P.O. Box 57250, Salt Lake City, Utah 84157-0250.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
                   FOR ANNUAL MEETING TO BE HELD IN JUNE, 2001

     Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders expected to be held in June, 2001, must be received at the offices of the Company, P.O. Box 57250, Salt Lake City, Utah 84157-0250, no later than March 31, 2001.

                                       By order of the Board of Directors,


                                       William C. Sargent
                                       Senior Vice President and Secretary

Salt Lake City, Utah, September 5, 2000

Exhibit A

2000 Director Stock Option Plan

     1. PURPOSE OF THE PLAN. The purpose of this 2000 Director Stock Option Plan is to attract and retain the best available personnel to serve as Outside Directors of the Company.

     All options granted hereunder shall be "non-statutory stock options."

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "BOARD" means the Board of Directors of the Company.

          (b) "CHANGE IN CONTROL" means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company or
     (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such a merger.

          (c) "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMON STOCK" means the Class A Common Stock of the Company.

          (e) "COMPANY" means Security National Financial Corporation, a Utah corporation.

          (f) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption of termination of service as a Director.

          (g) "DIRECTOR" means a member of the Board.

          (h) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc., Automated Quotation ("Nasdaq") Systems, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported by the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked price for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (k) "OPTION" means a stock option granted pursuant to the Plan.

               (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

               (m) "OPTIONEE" means an Outside Director who receives an Option.

               (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

               (o) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (p) "PLAN" means this 2000 Director Stock Option Plan.

               (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

               (r) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 50,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option should expire or become unexerciseable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Effective as of November 1, 2000, (the "Effective Date") and on each anniversary date thereof during the term of this Plan, each Outside Director shall automatically receive an Option to purchase 1,000 Shares (an "Annual Grant"). In addition, each new Outside Director who shall first join the Board on or after the Effective Date shall automatically be granted an Option to purchase 1,000 Shares upon the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, appointment by the Board to fill a vacancy, or termination of employment by the Company while remaining as a Director (a "One-time Grant") and an Annual Grant of an option to purchase 1,000 Shares on each anniversary date thereof during the term of this Plan.

               (iii) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the Option shall have five (5) years;

                    (B) the  Option  shall  be  exercisable  while  the  Outside
               Director remains a Director of the Company and for a period of six months from the date Optionee's continuous status as a Director terminates, as set forth in Section 8 hereof;

                    (C) the  exercise  price per Share shall be 100% of the Fair
               Market  Value per  Share on the date of the grant of the  Option;
               and

                    (D) each  Annual  Grant  and  One-Time  Grant  shall  become exercisable at the rate of 166.67 shares each month, so that 100% of the Optioned Stock granted under any One-Time Grant or Annual Grant shall be exercisable one year after the date of grant of the Option, assuming Continuous Status as a Director and attendance at each Board meeting.

                         (iv) In the event  that any  Option  granted  under the
                    Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of shares determined by dividing the total number of Shares remaining available for grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company an instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such precision.

     The plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. TERM OF PLAN. The Plan shall become effective as of November 1, 2000, and shall continue in effect until the fifth anniversary of the Effective Date, unless sooner terminated under Section 12 of the Plan.

     7. CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash; (ii) check; (iii) promissory note; (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than 12 months on the date of surrender; (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (vi) delivery or an irrevocable subscription agreement for the Shares not more than 12 months after the date of delivery of the subscription agreement; (vii) by a combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

     8. EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with
     Section 17 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allocable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry of the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which Options is exercised.

          (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates, the Optionee may exercise his or her Option but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by law of descent or distribution or pursuant to qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

     10. ADJUSTMENTS.

          (a) CHANGES IN CAPITALIZATION. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of Shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of Shares of stock subject to the Plan, the number and class of Shares subject to any Option outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding Shares of stock of the Company, or if any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares of its stock or securities convertible into or exchangeable for Shares of its stock.

          (b) CORPORATE TRANSACTIONS. New Options (substantially equivalent to the Options) may be substituted for the Options granted under the Plan, or the Company's duties as to Options outstanding under the Plan may be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition of assets or stock, separation, reorganization, liquidation, or like occurrence in which the Company is involved; provided, however, in the event such employer the Options granted hereunder or substituted for such Options substantially equivalent options, or if the Board determined, in its sole discretion, that Options outstanding under the Plan should not then continue to be outstanding, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, acquisition, separation, or similar occurrence, or (ii) upon any merger, consolidation or similar occurrence; provided, however, that each Optionee shall be given notice of such dissolution, liquidation, merger, consolidation or similar occurrence, and shall have the right, at any time prior to, but contingent upon the consummation of such transaction, to exercise (ii) any unexpired Options granted hereunder to the extent they are then exercisable, and (y) in the case of a merger consolidation or similar occurrence the Company is not the surviving corporation, those Options which are not them; provided further that such exercise right shall not in any event expire less than 30 days after the date notice of such transaction is sent to the Optionee.

     11. CHANGE IN CONTROL. In the event of a Change in Control of the Company, if the Change of Control is not approved by a majority of the Directors, the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction and concurrent with the effective date of the proposed transaction, all Options shall be accelerated and concurrent with such date the holders of such Options shall have the right to exercise such Options in respect to any or all Shares subject thereto. The Administrator in its discretion may, at any time an Option is granted, or at any time thereafter (regardless of its acceleration or non-acceleration), take one or more of the following actions: (A) provide for the purchase of each Option of an amount of cash or other property that could have been received upon the exercise of the Option, (B) adjust the terms of the Options in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options to be continued or assumed, or new rights substitute therefor, by the surviving or another entity, through the continuance of the Plan and the continuation of or assumption of outstanding Options or the substitution for such Options of new options of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options, or the new options substituted therefore, shall continue in the manner and under the terms so provided or (D) make such other provision as the Administrator may consider equitable. In the event of a Change in Control in which the Options are not continued, assumed or substituted therefore by the surviving or another entity, regardless of whether such Change in Control is approved by a majority of the Continuing Directors, the Options shall be accelerated and fully exercisable upon the effective date of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction. The Administrator shall have the right with respect to any specific Option granted under the Plan, to provide that such Options shall be accelerated in any event upon the effective date of the Change of Control.

12. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as may be required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner appropriate under applicable state and federal laws.

             PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              CLASS C COMMON STOCK

     The undersigned Class C common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on October 16, 2000, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m. Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, William C. Sargent and Scott M. Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

          1. To elect six of the nine directors to be voted upon by Class A and Class C common stockholders together:

     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

            Robert G. Hunter, Sherman B. Lowe, R.A.F. McCormick,
            H. Craig Moody, Scott M. Quist and William C. Sargent

          2. To approve the adoption of the 2000 Director Stock Option Plan for the outside Directors and to reserve 50,000 shares of Common Stock for issuance thereunder;

                          [  ]  FOR                  [ ]  AGAINST

          3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2000;

                          [  ]  FOR                  [ ]  AGAINST

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3.

                                                , 2000

______________________________________________________
Signature of Stockholder

______________________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives please state the number of shares voted by this Proxy.

             PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              CLASS A COMMON STOCK

     The undersigned Class A common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on October 16, 2000, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, William C. Sargent and Scott M. Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

     1. To elect three directors to be voted upon by Class A common stockholders voting separately as a class:

   [ ]  FOR all nominees listed below (except as marked to the contrary below)
   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

      Charles L. Crittenden, George R. Quist, and Norman G. Wilbur

     2. To elect the remaining six directors to be voted upon by Class A and Class C common stockholders together:

   [ ]  FOR all nominees listed below (except as marked to the contrary below)
   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

         Robert G. Hunter, Sherman B. Lowe, R.A.F. McCormick,
         H. Craig Moody, Scott M. Quist and William C. Sargent

     3. To approve the adoption of the 2000 Director Stock Option Plan for the outside Directors and to reserve 50,000 shares of Common Stock for issuance thereunder;

                           [  ]  FOR                 [ ]  AGAINST

     4. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2000;

                           [  ]  FOR                 [ ]  AGAINST

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSALS 1 and 2 ABOVE AND FOR PROPOSALS 3 AND 4.

Dated                                                         , 2000

__________________________________________________
Signature of Stockholder

___________________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives please state the number of shares voted by this Proxy.